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Exhibit 99.3

CERTIFICATION PURSUANT TO 18 U.S.C.
SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certifies that:

(3)
The Annual Report on Form 10-K of Option Care, Inc. for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(4)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Option Care, Inc.

Date: March 27, 2003
	By:	/s/ PAUL MASTRAPA Paul Mastrapa Senior Vice President and Chief Financial Officer

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  Exhibit 99.3
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002